Exhibit 99.21
                                                           -------------

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Groups 3 Silent 2nds

                                                        ARM      $24,614,313

                                                          Detailed Report

Summary of Loans in Statistical Calculation Pool                                                           Range
(As of Calculation Date)                                                                                 ----------

Total Number of Loans                                                                151
Total Outstanding Balance                                                    $24,614,313
Average Loan Balance                                                            $163,009              $19,340 to $352,000
WA Mortgage Rate                                                                  6.806%               5.050% to 14.375%
Net WAC                                                                           6.297%               4.541% to 13.866%
ARM Characteristics
            WA Gross Margin                                                       6.640%               5.000% to 9.850%
            WA Months to First Roll                                                   23                    1 to 24
            WA First Periodic Cap                                                 1.778%               1.500% to 3.000%
            WA Subsequent Periodic Cap                                            1.418%               1.000% to 2.000%
            WA Lifetime Cap                                                      13.642%              12.050% to 21.375%
            WA Lifetime Floor                                                     6.806%               5.050% to 14.375%
WA Original Term (months)                                                            360                  360 to 360
WA Remaining Term (months)                                                           358                  301 to 360
WA LTV                                                                            79.72%               67.00% to 85.00%
   Percentage of Pool with CLTV > 100%                                             0.00%
   WA Effective LTV (Post MI)                                                     79.72%
   Second Liens w/100% CLTV                                                        0.00%
WA FICO                                                                              619

Secured by (% of pool)       1st Liens                                           100.00%
                             2nd Liens                                             0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                  95.75%


-----------------------------------------------------------------------------------------------------------------------------------
Top 5 States:          Top 5 Prop:          Doc Types:           Purpose Codes        Occ Codes       Grades         Orig PP Term
-------------          -----------          ----------           -------------        ---------       ------         ------------
CA       31.52%     SFR       68.48%     FULL        84.14%     PUR       66.09%    OO    100.00    A       93.92%   0       4.25%
CO       9.44%      PUD       20.19%     STATED      15.86%     RCO       33.04%                    A-       2.35%   12      3.81%
TX       8.37%      CND       11.33%                            RNC        0.86%                    B        3.47%   24     89.73%
AZ       6.22%                                                                                      C        0.13%   36      2.21%
TN       5.63%                                                                                      C-       0.13%

-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 1 of 8

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Groups 3 Silent 2nds

                                                         ARM     $24,614,313

                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                  $10,319,192      75    41.92   $137,589     6.958    357.20     634    79.4
2/28 LIB6M - IO - 24        $13,463,121      73    54.70   $184,426     6.717    358.99     609    80.0
2/28 LIB6M - IO - 60           $832,000       3     3.38   $277,333     6.383    358.00     598    80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                     $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00              $41,900       2     0.17    $20,950    10.721    303.00     554    71.3
$25,000.01 - $50,000.00        $136,171       4     0.55    $34,043    12.532    303.80     579    69.7
$50,000.01 - $75,000.00        $127,492       2     0.52    $63,746     8.807    335.47     658    78.8
$75,000.01 - $100,000.00     $1,684,748      19     6.84    $88,671     7.246    356.32     632    79.4
$100,000.01 - $150,000.00    $6,022,753      49    24.47   $122,913     7.049    358.70     624    79.9
$150,000.01 - $200,000.00    $6,029,435      35    24.50   $172,270     6.801    359.05     612    79.8
$200,000.01 - $250,000.00    $3,290,706      15    13.37   $219,380     6.544    359.08     615    79.8
$250,000.01 - $300,000.00    $4,682,440      17    19.02   $275,438     6.415    358.66     622    79.7
$300,000.01 - $350,000.00    $2,246,668       7     9.13   $320,953     6.596    359.14     623    79.9
$350,000.01 - $400,000.00      $352,000       1     1.43   $352,000     6.250    360.00     598    80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                        $168,920       1     0.69   $168,920     7.900    359.00     599    80.0
Arizona                      $1,531,244      10     6.22   $153,124     6.765    358.96     625    80.0
California                   $7,758,176      30    31.52   $258,606     6.360    359.17     619    79.7
Colorado                     $2,323,180      14     9.44   $165,941     6.682    359.01     600    80.0
Florida                        $741,873       5     3.01   $148,375     7.231    358.66     628    80.0
Georgia                        $703,931       6     2.86   $117,322     7.471    358.11     622    80.0
Idaho                          $378,182       3     1.54   $126,061     6.973    359.00     604    80.0
Illinois                        $31,773       1     0.13    $31,773    14.375    306.00     696    70.0
Indiana                        $739,296       8     3.00    $92,412     7.577    350.02     628    78.1



-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 2 of 8

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Groups 3 Silent 2nds

                                                         ARM    $24,614,313

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                         $143,763       1     0.58   $143,763     6.990    358.00     629    80.0
Maryland                       $184,000       1     0.75   $184,000     6.980    360.00     695    80.0
Massachusetts                  $487,631       2     1.98   $243,816     7.248    358.33     581    78.1
Michigan                       $874,625       6     3.55   $145,771     6.708    358.85     632    79.6
Minnesota                      $105,433       1     0.43   $105,433     7.200    358.00     716    80.0
Mississippi                    $111,104       1     0.45   $111,104     6.750    359.00     652    80.0
Missouri                        $95,126       1     0.39    $95,126     7.250    359.00     717    80.0
Montana                        $290,279       2     1.18   $145,139     7.389    359.47     615    80.0
Nebraska                       $106,000       1     0.43   $106,000     7.200    359.00     602    80.0
Nevada                         $987,693       5     4.01   $197,539     6.825    359.23     611    80.0
New Hampshire                  $220,000       1     0.89   $220,000     7.400    359.00     634    80.0
New York                       $283,210       1     1.15   $283,210     6.400    357.00     606    80.0
North Carolina                  $83,162       1     0.34    $83,162     8.990    357.00     579    85.0
North Dakota                   $135,735       1     0.55   $135,735     7.950    358.00     611    80.0
Ohio                            $79,840       1     0.32    $79,840     7.750    360.00     590    80.0
Oklahoma                        $19,340       1     0.08    $19,340    10.250    303.00     568    67.0
Oregon                         $664,117       4     2.70   $166,029     6.352    359.00     595    80.0
Pennsylvania                   $167,578       3     0.68    $55,859     9.077    340.39     593    77.4
Tennessee                    $1,385,208      12     5.63   $115,434     7.134    355.51     617    79.6
Texas                        $2,061,401      16     8.37   $128,838     7.051    358.32     641    80.0
Utah                           $363,040       3     1.47   $121,013     6.211    359.14     632    80.0
Virginia                       $200,000       1     0.81   $200,000     7.650    358.00     617    80.0
Washington                     $903,160       5     3.67   $180,632     6.708    358.98     614    80.0
Wisconsin                      $116,693       1     0.47   $116,693     6.700    357.00     666    75.0
Wyoming                        $169,600       1     0.69   $169,600     7.375    360.00     557    80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                  $236,593       6     0.96    $39,432    11.264    304.15     555    69.2
70.01 - 75.00                  $656,159       5     2.67   $131,232     7.102    357.12     614    74.8
75.01 - 80.00               $23,463,398     138    95.32   $170,025     6.751    358.78     620    79.9
80.01 - 85.00                  $258,162       2     1.05   $129,081     7.048    358.36     592    83.3
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                  $642,492       4     2.61   $160,623     5.234    358.74     621    78.3


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 3 of 8

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                        Groups 3 Silent 2nds

                                                         ARM    $24,614,313

                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                $2,712,345      12    11.02   $226,029     5.913    358.68     632    79.8
6.001 - 6.500                $7,773,799      40    31.58   $194,345     6.337    359.12     621    80.0
6.501 - 7.000                $5,473,445      34    22.24   $160,984     6.812    358.85     623    79.8
7.001 - 7.500                $4,469,467      30    18.16   $148,982     7.281    358.84     619    79.5
7.501 - 8.000                $2,452,045      17     9.96   $144,238     7.760    358.78     601    80.0
8.001 - 8.500                  $692,858       5     2.81   $138,572     8.330    359.03     610    80.0
8.501 - 9.000                   $83,162       1     0.34    $83,162     8.990    357.00     579    85.0
9.001 - 9.500                   $81,082       1     0.33    $81,082     9.375    305.00     511    69.0
10.001 - 10.500                 $74,886       2     0.30    $37,443    10.435    304.48     688    74.7
10.501 - 11.000                 $27,870       1     0.11    $27,870    11.000    301.00     595    70.0
11.001 - 11.500                 $67,110       2     0.27    $33,555    11.291    304.99     529    71.1
13.501 - 14.000                 $31,978       1     0.13    $31,978    13.650    301.00     528    70.0
> 14.000                        $31,773       1     0.13    $31,773    14.375    306.00     696    70.0
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                         $16,856,299     102    68.48   $165,258     6.743    358.08     620    79.7
PUD                          $4,969,130      32    20.19   $155,285     6.917    358.81     614    80.0
CND                          $2,788,883      17    11.33   $164,052     6.993    357.86     625    79.2
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                         $16,268,417     104    66.09   $156,427     6.940    357.91     618    79.8
RCO                          $8,133,203      45    33.04   $180,738     6.539    358.78     620    79.7
RNC                            $212,693       2     0.86   $106,347     6.831    358.35     668    77.3
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                          $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 4 of 8

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                        Groups 3 Silent 2nds

                                                          ARM   $24,614,313

                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                   $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                        $20,710,245     128    84.14   $161,799     6.788    358.32     611    79.7
STATED INCOME                $3,904,067      23    15.86   $169,742     6.903    357.60     662    79.8
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
721 - 740                      $546,076       5     2.22   $109,215     6.948    353.28     727    79.7
701 - 720                      $287,759       3     1.17    $95,920     7.004    358.94     715    80.0
681 - 700                      $816,773       6     3.32   $136,129     6.903    356.56     691    79.6
661 - 680                    $1,637,691      10     6.65   $163,769     6.990    358.86     671    79.6
641 - 660                    $1,855,713      11     7.54   $168,701     6.383    358.56     650    80.0
621 - 640                    $4,153,592      23    16.87   $180,591     6.653    359.15     629    79.8
601 - 620                    $7,400,655      42    30.07   $176,206     6.703    358.75     612    79.7
581 - 600                    $6,671,408      39    27.10   $171,062     6.802    358.80     591    80.0
561 - 580                      $569,334       5     2.31   $113,867     7.977    356.57     576    78.7
541 - 560                      $192,160       2     0.78    $96,080     7.815    353.31     555    79.4
521 - 540                      $402,070       4     1.63   $100,517     8.380    348.98     528    78.0
501 - 520                       $81,082       1     0.33    $81,082     9.375    305.00     511    69.0
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                           $23,118,213     141    93.92   $163,959     6.792    358.54     620    79.9
A-                             $579,274       4     2.35   $144,818     7.004    349.81     587    76.1
B                              $853,075       4     3.47   $213,269     6.524    358.93     627    78.4
C                               $31,773       1     0.13    $31,773    14.375    306.00     696    70.0
C-                              $31,978       1     0.13    $31,978    13.650    301.00     528    70.0
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 5 of 8

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                        Groups 3 Silent 2nds

                                                         ARM    $24,614,313

                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                            $1,045,678      10     4.25   $104,568     8.056    354.14     635    79.1
12                             $937,321       4     3.81   $234,330     6.770    359.14     602    80.0
24                          $22,086,414     134    89.73   $164,824     6.755    358.35     620    79.7
36                             $544,900       3     2.21   $181,633     6.553    358.54     598    80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                     (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                  WA          CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION       MTR         BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6             4            $314,699       8     1.28    $39,337    11.119    304.22     585    71.1
19 - 24           23        $24,299,614     143    98.72   $169,927     6.751    358.90     620    79.8
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                          (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                   $44,550       1     0.18    $44,550    11.375    306.00     523    69.1
5.001 - 6.000                $5,841,487      31    23.73   $188,435     6.366    357.89     614    79.4
6.001 - 7.000               $12,267,894      71    49.84   $172,787     6.650    358.52     627    79.8
7.001 - 8.000                $5,007,059      38    20.34   $131,765     7.383    358.32     620    80.0
8.001 - 9.000                $1,421,345       9     5.77   $157,927     7.643    359.32     580    80.0
9.001 - 10.000                  $31,978       1     0.13    $31,978    13.650    301.00     528    70.0
------------------------------------------------------------------------------------------------------------------------------------
6.640                       $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                      (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500              $1,641,314       9     6.67   $182,368     5.984    358.78     621    79.3
12.501 - 13.000              $3,483,875      18    14.15   $193,549     6.104    358.62     639    79.7
13.001 - 13.500              $8,186,804      45    33.26   $181,929     6.473    359.08     621    80.0
13.501 - 14.000              $5,649,646      34    22.95   $166,166     6.928    358.78     613    79.9
14.001 - 14.500              $2,729,641      19    11.09   $143,665     7.333    359.04     621    79.2
14.501 - 15.000              $1,915,476      13     7.78   $147,344     7.846    358.93     600    80.2
15.001 - 15.500                $692,858       5     2.81   $138,572     8.330    359.03     610    80.0
16.001 - 16.500                 $81,082       1     0.33    $81,082     9.375    305.00     511    69.0
17.001 - 17.500                 $74,886       2     0.30    $37,443    10.435    304.48     688    74.7
17.501 - 18.000                 $27,870       1     0.11    $27,870    11.000    301.00     595    70.0



-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 6 of 8


[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                        Groups 3 Silent 2nds

                                                         ARM    $24,614,313

                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                      (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
18.001 - 18.500                 $67,110       2     0.27    $33,555    11.291    304.99     529    71.1
> 19.500                        $63,751       2     0.26    $31,875    14.011    303.49     612    70.0
------------------------------------------------------------------------------------------------------------------------------------
13.642                      $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                     (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.500                       $20,048,537     119    81.45   $168,475     6.737    358.24     617    79.7
3.000                        $4,565,776      32    18.55   $142,680     7.112    358.05     627    79.9
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap                   (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                        $4,213,070      28    17.12   $150,467     7.051    358.47     623    80.0
1.500                       $20,244,542     122    82.25   $165,939     6.759    358.15     619    79.7
2.000                          $156,700       1     0.64   $156,700     6.400    358.00     593    80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                   (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000                $3,354,837      16    13.63   $209,677     5.783    358.69     630    79.5
6.001 - 7.000               $13,247,244      74    53.82   $179,017     6.533    359.01     622    80.0
7.001 - 8.000                $6,921,512      47    28.12   $147,266     7.451    358.82     613    79.7
8.001 - 9.000                  $776,020       6     3.15   $129,337     8.401    358.81     606    80.5
9.001 - 10.000                  $81,082       1     0.33    $81,082     9.375    305.00     511    69.0
> 10.000                       $233,617       7     0.95    $33,374    11.724    303.94     611    71.8
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                   (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/05                           $59,848       2     0.24    $29,924    12.416    301.00     559    70.0
12/05                           $41,900       2     0.17    $20,950    10.721    303.00     554    71.3
02/06                          $136,628       2     0.56    $68,314     9.832    305.00     600    72.4


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 7 of 8


[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                       Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                        Groups 3 Silent 2nds

                                                         ARM    $24,614,313

                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                   (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF    AVERAGE     GROSS     REMG.            ORIG
DESCRIPTION                   BALANCE     LOANS   TOTAL    BALANCE      WAC      TERM     FICO     LTV
------------------------------------------------------------------------------------------------------------------------------------
03/06                           $76,323       2     0.31    $38,162    12.624    306.00     595    69.5
06/07                        $1,661,226      10     6.75   $166,123     6.846    357.17     632    79.9
07/07                        $4,870,836      28    19.79   $173,958     6.792    358.00     622    79.9
08/07                       $12,165,597      76    49.42   $160,074     6.724    359.00     620    79.9
09/07                        $5,601,955      29    22.76   $193,171     6.744    360.00     612    79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313     151   100.00   $163,009     6.806    358.21     619    79.7
------------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 8 of 8